Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT 2002

In connection with this Quarterly Report of Royal Bancshares of Pennsylvania, Inc. (“Royal”) on Form 10-Q for the period ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael S. Thompson, Principal Financial and Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

2.The information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Royal as of the dates and for the periods expressed in the Report.

The foregoing certification is being furnish solely pursuant to 18 U.S. C. Section 1350 and is not being filed as part of this Report or as a separate disclosure document.

/s/ Michael S. Thompson

Michael S. Thompson

Principal Financial and Accounting Officer

May 11, 2017